UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 4, 2007


                            NetFabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-21419                   76-307819
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


             Three Stewart Court, Denville, NJ                      07834
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        (Address of principal executive offices)                  (zip code)


       Registrant's telephone number, including area code - (973) 887-2785


          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 4, 2007, the Registrant issued a press release to announce the execution of a non binding letter of intent to acquire the assets of Help Desk, Inc.

      The full text of the press release issued by the Registrant is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Note: The information contained in this report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01 Financial Statements And Exhibits

(a) None

(b) None

(c) Exhibits

    99.1         Copy of Registrant's press release dated January 4, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NETFABRIC HOLDINGS, INC.



Date:  January 4, 2007                  By: /s/ Fahad Syed
                                            -----------------------
                                            Name: Fahad Syed
                                            Title: Chairman and CEO